Exhibit 10.40

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is made as of the 19th day of December, 2006, by and among RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO (“Junior Creditor”), VERTICALNET, INC., a Pennsylvania corporation (“Borrower”), and the noteholders signatory hereto (“Senior Creditors”).

BACKGROUND

A. Borrower has granted Senior Creditors a first-priority security interest in and to all of the assets of Borrower.

B. Borrower has granted Junior Creditor a second-priority security interest in and to all of the assets of Borrower and a security interest in and to all of the assets of its domestic subsidiaries.

C. This Agreement sets forth the relative rights and priorities of Senior Creditors and Junior Creditor in and to the Collateral (as defined below).

NOW, THEREFORE, the parties hereto, as an inducement for each Senior Creditor and for Junior Creditor to maintain credit to Borrower, and with the understanding that each Senior Creditor and Junior Creditor is relying upon the provisions of this Agreement and intending to be legally bound hereby, agree as follows:

1. Definitions. The following words and phrases as used in capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:

(a) “Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time.

(b) “Borrower” shall mean Borrower as defined in the introductory paragraph hereof and such Person’s successors and assigns.

(c) “Collateral” is defined in Section 9(a).

(d) “Collateral Enforcement Action” shall mean (i) as to Senior Creditors, the exercise of any rights and remedies with respect to any of its Collateral securing the Senior Debt or the commencement or prosecution of enforcement of any of the rights and remedies under, the Senior Debt Documents or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code, and (ii) as to Junior Creditor, the exercise of any rights and remedies with respect to any of its Collateral securing the Subordinated Debt or the commencement or prosecution of enforcement of any of the rights and remedies under, the Subordinated Debt Documents or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

(e) “Commence Legal Action” shall mean (i) as to Senior Creditors, asserting, participating in or bringing any sort of action, suit or proceeding (including without limitation any insolvency proceeding) either at law or in equity for the enforcement, collection or realization of all, or any part of, the Senior Debt, and (ii) as to Junior Creditor, asserting, participating in or bringing any sort of action, suit or proceeding (including without limitation any insolvency proceeding) either at law or in equity for the enforcement, collection or realization of all, or any part of, the Subordinated Debt. “Commencing Legal Action” and “Commenced Legal Action” shall have the same meaning as Commence Legal Action.

(f) “Proceeding” is defined in Section 3(b).

(g) “Security Agreement” shall mean that certain Security Agreement among Borrower, domestic subsidiaries of Borrower and Junior Creditor dated as of the date hereof, as the same may from time to time be amended.

(h) “Senior Debt” shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several under the Senior Purchase Agreement and the Senior Notes and all interest thereon (whether or not such interest is enforceable or recoverable in any bankruptcy or similar proceeding) and all fees, costs and expenses (including attorney’s fees and legal expenses) related thereto.

(i) “Senior Debt Documents” shall mean the Senior Purchase Agreement, the Senior Note and any other agreement, document or instrument executed in connection with the Senior Debt, as any of the foregoing may from time to time be amended, restated, refinanced, or otherwise modified.

(j) “Senior Debt Event of Default” is defined in Section 4(a).

(k) “Senior Notes” shall mean the certain notes executed and delivered by Borrower to each Senior Creditor dated as of August 16, 2005 pursuant to the terms of the Senior Purchase Agreement, as the same may from time to time be amended.

(l) “Senior Purchase Agreement” shall mean that certain Note and Warrant Purchase Agreement, dated as of August 16, 2005, as the same may from time to time be amended.

(m) “Subordinated Debt Default Notice” is defined in Section 5(a)(iv).

(n) “Standstill Period” is defined in Section 5(c).

(o) “Subordinated Debt” shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney’s fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, by Borrower to Junior Creditor, arising under or in connection with the Subordinated Purchase Agreement and/or Subordinated Note.

(p) “Subordinated Debt Documents” shall mean the Subordinated Purchase Agreement, the Subordinate Note, and any other agreement, document or instrument executed in connection with the Subordinated Debt, as any of the foregoing may from time to time be amended, restated, refinanced, or otherwise modified.

(q) “Subordinated Note” shall mean that certain Senior Subordinated Discount Note executed and delivered by Borrower to Junior Creditor dated as of May 15, 2006, in the principal amount of $5,300,000, as the same may from time to time be amended.

(r) “Subordinated Purchase Agreement” shall mean that certain Note Purchase Agreement, dated as of May 15, 2006, as the same may from time to time be amended.

(s) “Suspension Notice” is defined in Section 4(a).

(t) “Suspension Period” is defined in Section 4(b).

2. Subordination.

(a) Junior Creditor subordinates all Subordinated Debt and all claims and demands arising therefrom to all the Senior Debt. Junior Creditor and Borrower agree that unless expressly authorized under the terms of this Agreement: (i) all of the Senior Debt shall be paid before Junior Creditor shall be paid anything (of any kind or character) on account of the principal of or interest on any Subordinated Debt or any other sums payable in connection therewith and (ii) until all of the Senior Debt is paid, performed and complied with in full and this Agreement is terminated, Borrower will not make, and Junior Creditor will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt without the prior written consent of Senior Creditors.

(b) The right of Senior Creditors to enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of Senior Creditors, Junior Creditor or Borrower, or by any noncompliance by Borrower or Junior Creditor with the terms, provisions and covenants of this Agreement.

3. In Furtherance of Subordination.

(a) Upon any distribution of any of the assets of Borrower or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, winding up, liquidation, arrangement or reorganization of Borrower, or upon any assignment for the benefit of creditors or any other marshalling of the assets and/or liabilities of Borrower (each of the foregoing, a “Proceeding”), any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to Senior Creditor for application (in the case of cash) to, or as collateral (in the case of securities or other property) for, the Senior Debt.

(b) If any Proceeding is commenced, Junior Creditor irrevocably authorizes Senior Creditors to file a proof of claim on behalf of Junior Creditor with respect to the Subordinated Debt if Junior Creditor fails to file proof of its claims prior to 10 days before the expiration of the time period during which such claims must be submitted, to accept and receive all payments, dividends and distributions referred to in subsection (a) in an amount not in excess of the Senior Debt then outstanding and to take such other action as may be reasonably necessary to effectuate the foregoing. Upon the commencement of a Proceeding, each Senior Creditor is granted a power of attorney by Junior Creditor with full power of substitution to execute and file such documentation as authorized above and take any other action such Senior Creditor may deem advisable to accomplish the foregoing. Such power being coupled with an interest is irrevocable. Junior Creditor shall retain the right to vote its claims and otherwise act in any Proceeding relative to Borrower (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension).

(c) In the event that the total amount of all cash payments actually received by Senior Creditors related to the Subordinated Debt or from any other source exceeds all of the Senior Debt, then Senior Creditors shall reassign to Junior Creditor, without recourse or representation, the remaining balance due under the Subordinated Debt and all Collateral and guaranties securing the Subordinated Debt, or make such other disposition thereof as may be required by applicable law or court order.

4. Payments to Junior Creditor.

(a) Notwithstanding anything to the contrary stated herein, Borrower may make payments of interest to Junior Creditor when due (including any regularly scheduled payments not made during a Suspension Period (as defined herein)) and Junior Creditor may demand, receive and retain said payments unless a Senior Creditor has given written notice to Junior Creditor (a “Suspension Notice”) that an event of default has occurred and is continuing in connection with the Senior Debt (a “Senior Debt Event of Default”). Subject to Section 5(c) hereof, upon receipt of a Suspension Notice, and at all times thereafter during the applicable Suspension Period: (i) Junior Creditor may not take, demand, receive or accelerate any payment of the Subordinated Debt and Borrower shall not give, make or permit any such payment, and (ii) Junior Creditor shall not assert, participate in or bring any sort of action, suit or proceeding (including without limitation any insolvency proceeding) either at law or in equity for the enforcement, collection or realization of all, or any part of, the Subordinated Debt (herein “Commence Legal Action”) or commence any Collateral Enforcement Action. In the event the Senior Debt Event of Default has been waived by Senior Creditors or cured to Senior Creditors’ satisfaction, Senior Creditors shall so notify Junior Creditor and Borrower in writing and the suspended payments of interest may resume. Such resumed payments shall be subject to all of the terms and provisions of this Agreement.

(b) “Suspension Period” shall mean a period not to exceed 180 consecutive days during which Junior Creditor is prohibited from demanding, receiving or accelerating any payment of the Subordinated Debt, Commencing Legal Action or commencing any Collateral Enforcement Action following receipt of a Suspension Notice pursuant to Section 4(a).

5. Limitations on Junior Creditor’s Rights.

(a) Except as expressly set forth in Section 5(c) below, Junior Creditor agrees that it will not, without the prior written consent of Senior Creditors: (i) demand or accelerate any of the Subordinated Debt, (ii) Commence Legal Action, take any Collateral Enforcement Action or institute any court proceedings against Borrower to collect any of the Subordinated Debt, or (iii) exercise any right or remedy against the assets of Borrower or domestic subsidiaries of Borrower.

(b) Upon the occurrence and during the continuance of a Senior Debt Event of Default or a Junior Debt Event of Default, a Senior Creditor may Commence Legal Actions and take and continue any Collateral Enforcement Action with respect to the Senior Debt and the Collateral in such order and manner as it may determine in its reasonable discretion.

(c) Junior Creditor may accelerate the Subordinated Debt, Commence Legal Action and take any Collateral Enforcement Action against Borrower or its subsidiaries to collect the Subordinated Debt only upon the occurrence of any of the following:

(i) Borrower or a domestic subsidiary of Borrower commences or has commenced against it (other than by the Junior Creditor) any bankruptcy or other insolvency proceeding, or any receivership, liquidation, reorganization or other similar proceeding (provided that any such involuntary bankruptcy or other insolvency proceeding which is commenced against Borrower or such domestic subsidiary of Borrower is not dismissed or discharged within 60 days after commencement thereof); provided, however, that any amount received by Junior Creditor in such proceeding, prior to payment in full of the Senior Debt, shall be held in trust and paid to Senior Creditors in accordance with the provisions of this Agreement.

(ii) A Senior Creditor accelerates the Senior Debt and Commences Legal Action to collect the Senior Debt; provided, however, that any amount received by Junior Creditor as a result of any acceleration permitted under this Agreement or otherwise, prior to payment in full of the Senior Debt, shall be held in trust and paid to Senior Creditors in accordance with the provisions of this Agreement.

(iii) The Suspension Period expires and Borrower has not paid Junior Creditor all scheduled interest payments then due.

(iv) There is an occurrence and continuation of an event of default with respect to the Subordinated Debt, Junior Creditor notifies Senior Creditors of such event of default (a “Subordinated Debt Default Notice”), 180 days elapse following receipt of such Subordinated Debt Default Notice, and such event of default has not been cured by Borrower or waived by Junior Creditor during such period. The issuance by Senior Creditors of a Suspension Notice shall not toll or extend the 180 day period set forth in this paragraph (iv).

(d) In no event will Suspension Periods and Standstill Periods be in effect for more than 180 days in total. For purposes hereof, “Standstill Period” shall mean any period(s) following delivery of a Subordinated Debt Default Notice under Section 5(c)(iv) during which Junior Creditor is prohibited by the terms hereof from accelerating the Subordinated Debt, commencing a Collateral Enforcement Action and Commencing Legal Action.

(e) If Junior Creditor Commences Legal Action or commences a Collateral Enforcement Action under Section 5(c), Junior Creditor agrees that (i) all proceeds from such Commenced Legal Action or Collateral Enforcement Action shall be applied first to repay the Senior Debt; and (ii) if a Senior Creditor thereafter elects to Commence Legal Action or commence Collateral Enforcement Actions, such Senior Creditor shall thereafter, so long as such Senior Creditor is actively pursuing such actions, have the exclusive right to Commence Legal Action and to take and continue Collateral Enforcement Actions.

6. [Reserved.]

7. Payments Held In Trust. In the event that Junior Creditor receives any dividend, distribution or payment (of any kind or character) on account of any of the Subordinated Debt or security therefor in violation of this Agreement, Junior Creditor will (a) not credit such payments against the Subordinated Debt, (b) notify Senior Creditors immediately thereof, and (c) receive the same in trust for Senior Creditors and will immediately pay and deliver the same to Senior Creditors in precisely the form received, except for any requisite endorsement or assignment, which Junior Creditor will make and authorize Senior Creditors or any of their respective officers or employees to make in the event that Junior Creditor does not make the same. Senior Creditors will apply any such moneys so received by them in reduction of the Senior Debt and will hold any property other than money so received by them as collateral security therefor.

8. Senior Creditors’ Rights.

(a) Without notice to Junior Creditor and without affecting or releasing any obligation or agreement of Junior Creditor under this Agreement or the subordination provided herein, Senior Creditors may at any time or times do any of the following with respect to any of the Senior Debt: (i) amend, modify, alter or waive any of the terms thereof or any of the documents executed in connection therewith, (ii) renew or extend the time for payment of all or any part thereof, (iii) decrease the amount thereof, (iv) accept collateral security or guaranties therefor and sell, exchange, perfect or fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (v) release any party primarily or secondarily obligated thereon, (vi) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (vii) take any action which might otherwise constitute a defense to or a discharge of Borrower or any guarantor. Nothing contained in this Agreement shall impair any right of Senior Creditors with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

(b) Senior Creditors shall not, without the consent of Junior Creditor (i) extend the final maturity date with respect to any Senior Debt, (ii) increase the principal balance or (iii) impose any express restriction on Borrower’s ability to make payments in respect of the Subordinated Debt in accordance with its terms which are more onerous than the restrictions contained in this Agreement or as otherwise agreed to in writing by the Junior Creditor.

9. Collateral Priority.

(a) The Senior Creditors and Junior Creditor have all been granted liens on and/or security in all of the assets of Borrower (the “Collateral”). Notwithstanding (i) the timing, order or method of grant, attachment, recording or perfection of any relative financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing and (ii) any provision of the Uniform Commercial Code or any applicable law or the Senior Debt Documents, the Subordinated Debt Documents, or the Security Agreement, Junior Creditor acknowledges and agrees that Junior Creditor’s security interest in the Collateral shall be junior and subordinate to the security interest in the Collateral held by the Senior Creditors. Any proceeds received by Junior Creditor on account of its security interest in the Collateral, whether pursuant to a Collateral Enforcement Action or otherwise, shall be held in trust, and remitted in kind, to Senior Creditors until the Senior Debt has been paid and satisfied in full.

(b) Junior Creditor shall not object to or contest, or support any other Person in contesting or objecting to, in any Proceeding, the validity, extent, perfection, priority or enforceability of any Senior Creditors’ interest in the Collateral. Notwithstanding any failure by any Senior Creditor to perfect its security interest in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interest in the Collateral granted to any Senior Creditor, the priority and rights as between any Senior Creditor and Junior Creditor with respect to the Collateral shall be as set forth herein.

10. Representations. Junior Creditor represents to each Senior Creditor that:

(a) Junior Creditor is the owner and holder of the Subordinated Note, which has not been transferred or encumbered;

(b) The execution, delivery and performance by Junior Creditor of this Agreement, the consummation of the transactions contemplated herein and the fulfillment and compliance with the respective terms, conditions and provisions contained herein: (i) have been duly authorized by all necessary action of Junior Creditor, and (ii) will not conflict with or result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or, ordinance, or Junior Creditor’s organizational or governing documents or any judgment, or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign by which Junior Creditor is bound or affected;

(c) This Agreement has been duly executed and delivered by Junior Creditor and constitutes the valid and binding obligation of Junior Creditor, enforceable in accordance with its terms; and

(d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority is required in connection with the execution, delivery or performance by Junior Creditor of this Agreement, which consent has not already been obtained.

Each Senior Creditor represents to Junior Creditor that this Agreement has been duly executed and delivered by such Senior Creditor and constitutes the valid and binding obligation of such Senior Creditor, enforceable in accordance with its terms.

11. Covenants.

(a) Junior Creditor will give Senior Creditor written notice of any event of default or any event of which Junior Creditor has knowledge, which might, upon the passage of time or the giving of notice or both, constitute a default under the Subordinated Debt. Any such notice shall be provided simultaneously with any such notice to the Borrower.

(b) Senior Creditor will give Junior Creditor written notice of any Senior Debt Event of Default.

12. Subordination Legend. Junior Creditor and Borrower shall cause each instrument or agreement that at any time evidences or secures all or any portion of the Subordinated Debt on or after the date hereof to be conspicuously marked as follows:

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF DECEMBER 19, 2006 AMONG VERTICALNET, INC., THE SENIOR NOTEHOLDERS PARTY THERETO (THE “SENIOR CREDITORS”) AND RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO; AND RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO (THE “JUNIOR CREDITOR”), BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

13. Bailee. Junior Creditor hereby appoints each Senior Creditor as its agent and each Senior Creditor hereby agrees to act as agent for Junior Creditor solely for the purpose of perfecting Junior Creditor’s security interests in and on any of the Collateral which may now or hereafter be in the possession or control of any Senior Creditor; provided that (i) no Senior Creditor makes any representation or warranty that any such possession or control of Collateral by such Senior Creditor is sufficient to effect such perfection of Junior Creditor’s security interests in and on any of the Collateral, and (ii) no Senior Creditor shall have any duty or liability to protect or preserve any rights pertaining to any of the Collateral. Junior Creditor hereby waives and releases any Senior Creditor from all claims and liabilities arising pursuant to any Senior Creditor’s role as bailee with respect to the Collateral so long as such Senior Creditor shall use the same degree of care with respect thereto as such Senior Creditor uses for similar property pledged to such Senior Creditor as collateral for indebtedness of others to such Senior Creditor. Borrower agrees that to the extent any Senior Creditor is in possession or control of any Collateral, such Senior Creditor is hereby authorized to and may turn over to Junior Creditor upon request therefor any such Collateral after all Senior Debt has been fully paid and performed.

14. Assignment. Junior Creditor shall not assign or transfer the Subordinated Debt without (i) prior notice to Senior Creditors and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement.

15. Termination. This Agreement will continue in full force and effect as long as any Senior Debt remains outstanding. To the extent any payment or payments of any Senior Debt or any Subordinated Debt received by Senior Creditors are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continue in full force and effect. This Agreement may not be terminated except by an instrument in writing signed by Senior Creditors.

16.	Waivers.

(a) Junior Creditor agrees that twenty (20) days notice prior to any disposition of any of the assets of Borrower or any guarantor or any Collateral securing any of the Senior Debt shall be reasonable. Junior Creditor agrees not to interfere with any disposition of assets of Borrower or any guarantor or any collateral securing any of the Senior Debt by or at the direction of a Senior Creditor.

(b) Junior Creditor waives any right to require Senior Creditor to marshall any assets of Borrower or any guarantor.

(c) Junior Creditor waives notice of any default by Borrower under the Senior Debt, and waives presentment and protest of all notes and other instruments evidencing any of the Senior Debt.

(d) Junior Creditor waives any right to subrogation, reimbursement or indemnity in connection with any of the Senior Debt until payment in full of the Senior Debt.

17. No Impairment of Borrower’s Obligations. Subject to all of Senior Creditors’ rights as expressly provided in this Agreement, nothing contained in this Agreement shall impair, as between Borrower and Junior Creditor, the obligation of Borrower which is unconditional and absolute, to pay the Subordinated Debt to Junior Creditor as and when all or any portion thereof shall become due and payable in accordance with its terms or prevent Junior Creditor upon any default under the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law to the extent authorized under the provisions of this Agreement.

18. Releases. Senior Creditors may release any one or more parties hereto, or, the successors or assigns thereof, from any or all obligations hereunder, and such release, or any release by operation of law, shall not release any other party hereto from, nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the Subordinated Debt to the Senior Debt.

19. Notices. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally against receipt or by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed as set forth on the signature pages hereof, until some other address (or, individual or division or department for attention) shall have been designated by notice given by a party to the other.

20. Submission to Jurisdiction. Borrower, Senior Creditors and Junior Creditor hereby consent to the exclusive jurisdiction of any state or federal court located within the County of New York, in the State of New York, and irrevocably agree that all actions or proceedings relating to this Agreement or the transactions contemplated hereunder shall be litigated in such courts, and Borrower, Senior Creditors and Junior Creditor waive any objection which they may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by mail or messenger directed to them at the address set forth on the signature pages hereof.

21. Delay or Omission Not Waiver. Neither the failure nor any delay on the part of any Senior Creditor to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by such Senior Creditor shall preclude further or other exercise thereof. No course of dealing between a Senior Creditor and Borrower or Junior Creditor shall operate as or be deemed to constitute a waiver of such Senior Creditor’s rights hereunder or affect the duties or obligations of Borrower or Junior Creditor.

22. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof’ individually. This Agreement may not be modified except in writing executed by the party against whom enforcement of such modification is sought. The rights granted to each Senior Creditor hereby shall be in addition to any other rights of such Senior Creditor under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of each Senior Creditor shall be cumulative. The provisions of this Agreement shall operate only in favor of and only for the benefit of each Senior Creditor, its successors and assigns, and not in favor of or for the benefit of Borrower, Junior Creditor or any other person or entity.

23. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

24. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of New York.

25. Severability. If any provision herein shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

26. Entire Agreement. This instrument embodies the entire agreement of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

27. Waiver of Right to Trial by Jury. BORROWER, JUNIOR CREDITOR AND EACH SENIOR CREDITOR WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWER, JUNIOR CREDITOR OR ANY SENIOR CREDITOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, JUNIOR CREDITOR AND EACH SENIOR CREDITOR AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, JUNIOR CREDITOR AND ANY SENIOR CREDITOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER, JUNIOR CREDITOR AND EACH SENIOR CREDITOR ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, effective as of the day and year first above written.

BORROWER

VERTICALNET, INC.

By:	/s/ Nathanael V. Lentz
Name:	Nathanael V. Lentz
Title:	President and CEO

Address for Notices:

Verticalnet, Inc.
400 Chester Field Parkway
Malvern, PA 19355
Telephone: (610) 640-8030
Facsimile: (610) 240-9470
Attention: Legal

JUNIOR CREDITOR

RADCLIFFE SPC, LTD.
for and on behalf of the Class A Convertible Crossover Segregated Portfolio

By:	RG Capital Management, L.P.
By:	RGC Management Company, LLC

By:	/s/ Gerald Stahlecker
Name:	Gerald Stahlecker
Title:	Managing Director

Address for notices:

c/o RG Capital Management, L.P. 3 Bala Plaza - East, Suite 501 Bala Cynwyd, PA 19004 Attention: Gerald Stahlecker Telephone: (610) 617-0570 Facsimile: (610) 617-5900

SENIOR CREDITOR

ALPHA CAPITAL AG
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SENIOR CREDITOR

BRISTOL INVESTMENT FUND, LTD.
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CAMOFI MASTER LDC
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CASTLE CREEK TECHNOLOGY PARTNERS LLC
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DKR SOUNDSHORE OASIS HOLDING FUND, LTD.
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HARBORVIEW MASTER FUND LP
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IROQUOIS MASTER FUND, LTD.
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JGB CAPITAL L.P.
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PLATINUM LONG TERM GROWTH I, LLC
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PORTSIDE GROWTH AND OPPORTUNITY FUND
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SMITHFIELD FIDUCIARY LLC
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WHALEHAVEN CAPITAL FUND LIMITED
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